CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson add research support.

Fourth Quarter Review and Commentary

In the fourth quarter of 2012, the Conestoga Small Cap Fund returned 0.84% net-of-fees, underperforming the Russell 2000 return of 1.85%, but outperforming the Russell 2000 Growth return of 0.45%

Sector allocations generally benefited the Conestoga Small Cap Fund’s relative return versus the Russell 2000 in the fourth quarter, while stock selection detracted from return.  Overweights to Producer Durables and Technology added to return over the quarter, as did an underweight to Utilities.  Stock selection detracted from return in the Producer Durables sector, where several names produced weaker-than-expected revenue and/or earnings growth.  AeroVironment Inc. (AVAV), FARO Technologies Inc. (FARO), Raven Industries Inc. (RAVN), were among the stocks that moderately missed earnings expectations in their quarterly reports.  In each case, we believe the misses are short-term in nature, and they do not alter our long-term expectations for the companies.

The Fund’s outperformance versus the Russell 2000 Growth was boosted by sector allocation, while stock selection detracted modestly from return. Overweights to the Producer Durables and Technology, and an underweight Health Care generated strong sector allocation effects. It should be noted that Conestoga’s sector weightings are a by-product of our bottom-up stock selection, and are not driven by any top-down sector decisions. Stock selection was mixed in the fourth quarter, detracting from relative return.  Strong stock selection was experienced in the Health Care and Technology sectors. Within Health Care, National Research Corp (NRCI) and Abaxis Inc. (ABAX) were among the top performers, each delivering solid quarterly revenue and earnings results. NRCI also benefited from the declaration of a special dividend ahead of the fiscal cliff.  Within Technology, Stratasys Ltd. (SSYS) was the strongest contributor for the quarter and calendar year, with excitement building for the company’s 3-D printing technology and the successful closing of its merger with Objet Ltd.  Stock selection was weakest in the Producer Durables sector, led by the weaker returns of Raven Industries Inc. (RAVN) and FARO Technologies Inc. (FARO).  Both names experienced lower-than-expected revenue and earnings growth in the quarter.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of December  31, 2012

4Q 2012

   1 Year     3Years     5Years   7Years  10Years    Since Inception

Conestoga Small Cap Fund                 0.84%     11.00%    12.89%     6.17%    6.67%   10.04%    10.31%

Russell 2000

                  1.85%      16.35%    12.25%    3.56%    4.79%     9.72%      9.94%

Russell 2000 Growth

                  0.45%      14.59%    12.82%    3.49%    5.35%     9.80%    10.18%

Sector Weightings as of 12-31-12:

Consumer Discretionary

  8.6%

Consumer Staples

  0.9%

Energy

  5.9%

Financial Services

  7.0%

Health Care

              15.6%

Materials & Processing

  5.3%

Producer Durables             25.2%

Technology

              28.9%

Utilities

  0.0%

Cash

   2.6%

Top Ten Equity Holdings as of 12-31-12:

CoStar Group Inc.	3.95%
Bottomline Technologies.	3.23%
Proto Labs Inc.	3.17%
ACI Worldwide Inc.	3.17%
Tyler Technologies Inc.	3.13%
Simpson Manufacturing Co. Inc.	3.10%
Raven Industries Inc.	3.05%
Sun Hydraulics Corp.	3.02%
Stratasys Ltd.	2.73%
Abaxis Inc.	2.70%
*Total Percent of Portfolio:	31.25%

Market Capitalizations as of 12-31-12:

Mid Caps ( >$2 Bil)

14.3%

Small Caps ($500 Mil

 70.6%

-$2 Bil)

Micro Caps (<$500 Mil)       12.5%

Cash

   2.6%

Fund Characteristics 12-31-12:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	23.6x	14.6x	15.8x
P/E (1 Yr Fwd)	23.6x	16.8x	20.0x
Earnings Growth	17.8%	15.2%	18.1%
PEG Ratio	1.33	1.11	1.11
Weighted Avg Mkt.Cap	$1,308 Mil	$1,321 Mil	$1,484 Mil
ROE - Last 5 Yr. Avg.	16.2%	6.9%	10.7%
Long-Term Debt/Capital	4%	32%	31%
Dividend Yield	0.89%	1.71%	0.97%

Number of Holdings	47	1978

      1120

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Net Assets (as of date)	$317.1 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.02%
Total Annual Fund Operating Expenses	1.22%
Expense Limitation (2)	-0.12%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund, Russell 2000 and Russell 2000 Growth characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an      investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

(1)  Although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least February 1, 2014, subject to termination at anytime at the option of the Fund.